FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                             CURRENT REPORT

                Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934

Date of Report                 March 5, 1997



                      CHANCELLOR CORPORATION
       (Exact Name of Registrant as specified in its charter)


  Massachusetts                2-85329        04-2626079
(State or other jurisdiction  (Commission    (IRS Employer Iden-
 of incorporation)             File Number)   tification No.)


745 Atlantic Avenue, Boston, Massachusetts             02111
(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code (617) 728-8500



                               N/A
(Former name or former address, if changed since last report)



Item 4.        Changes in Registrant's Certifying Accountants.

On February 18, 1997, the Board of Directors approved the engagement of the firm of Reznick Fedder & Silverman to replace Deloitte & Touche LLP. During the years ended December 31, 1995 and 1994, and the subsequent interim period through December 26, 1996 (the date of Deloitte & Touche LLP's resignation as the Company's independent accountants), there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any "reportable events" with the accountants as described in Items 304(a)(1)(iv) and (v) of Regulation S-K. The independent accountant's reports of Deloitte & Touche LLP on the Company's consolidated financial statements for the years ended December 31, 1995 and 1994 each expressed an unqualified opinion and included emphasis paragraphs related to substantial doubt about the Company's ability to continue as a going concern.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHANCELLOR CORPORATION



                              By: /s/ John J. Powell
                                  John J. Powell
                                  President and Chief Executive
                                  Officer


























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